UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549
____________
FORM 8‑K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 26, 2011

The Medicines Company
(Exact Name of Registrant as Specified in Charter)

Delaware	000-31191	04-3324394
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Sylvan Way Parsippany, New Jersey	07054
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (973) 290-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 26, 2011, the Board of Directors of The Medicines Company (the “Company”) elected Glenn P. Sblendorio, Executive Vice President and Chief Financial Officer of the Company, to serve as a director, effective immediately. Mr. Sblendorio joined the Board as a Class 3 Director and is scheduled to stand for re-election as a director at the Company's 2012 annual meeting of stockholders.

A copy of the press release containing the announcement is included as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits
(c)    Exhibits

99.1    Press release dated July 28, 2011

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
THE MEDICINES COMPANY
Date:  July 28, 2011            By:    /s/ Paul M. Antinori
Paul M. Antinori
Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
99.1	Press release dated July 28, 2011